Vulnerability Due to Certain Concentrations	12 Months Ended
Dec. 31, 2015
Risks and Uncertainties [Abstract]
Vulnerability Due to Certain Concentrations
Vulnerability Due to Certain Concentrations
We rely on outside vendors for components and subassemblies used in our systems including the design thereof, each of which is obtained from a single supplier or a limited number of suppliers. Our reliance on a limited group of suppliers involves several risks, including a potential inability to obtain an adequate supply of required components, reduced control over pricing and the risk of untimely delivery of these components and subassemblies.
Zeiss is our single supplier, and we are their single customer, of optical components for lithography systems and is capable of producing these items only in limited numbers and only through the use of its manufacturing and testing facilities in Oberkochen and Wetzlar, Germany. During 2015, our production was not limited by the deliveries from Zeiss.